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Exhibit 10.21

AMENDMENT NO. 1
TO
CREDIT AND SECURITY AGREEMENT AND CONSENT

    This AMENDMENT No. 1 TO CREDIT AND SECURITY AGREEMENT AND CONSENT, dated as of February 7, 2000 (the "Amendment"), between Lifecore Biomedical, Inc. (the "Borrower") and U.S. Bank National Association (the "Lender").

RECITALS:

    A.  The Borrower and the Lender are parties to that certain Credit and Security Agreement dated as of December 29, 1998 (the "Original Agreement").

    B.  The Borrower has requested that the Lender amend a certain Section of the Original Agreement.

    C.  The Borrower has requested that the Lender consent to the Borrower's formation of a new subsidiary to be known as Lifecore Biomedical, GmbH.

    D.  Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing requests of the Borrower.

    NOW, THEREFORE, the parties agree as follows:

    1.  Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby.

    2.  Amendments. The Original Agreement is further amended as follows:

      (a) The definition of "Investment" appearing in Section 1.1 is amended in its entirety to read as follows:

        "Investment": The acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit, any acquisitions of real and personal property (other than real and personal property acquired in the ordinary course of business) and any purchase or commitment or option to purchase stock or other debt or equity securities of, or any interest in, another Person or any integral part of any business or the assets comprising such business or part thereof."

      (b) A new Section 4.28 is added to read as follows:

        "Year 2000. Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by Borrower, directly or indirectly through third parties, may have been or may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). Borrower represents and warrants that the year 2000 problem has not resulted in and will not result in a material adverse change in Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay Lender. Borrower agrees that this representation and warranty will be true and correct on and shall be deemed made by Borrower on each date Borrower requests any advance under this Agreement or any Note or delivers any information to Lender. Borrower will promptly deliver to Lender such information relating to this representation and warranty as Lender requests from time to time."

      (c) Section 6.11 is amended in its entirety to read as follows:

        "6.11 Investments. Acquire for value, make, have or hold any Investments, except: (a) advances to employees of the Borrower or any Subsidiary for travel or other ordinary business expenses; (b) advances to subcontractors and suppliers in maximum aggregate amounts reasonably acceptable to the Lender; (c) extensions of credit to: (i) Persons other than Subsidiaries incorporated outside the United States (such Subsidiaries being referred to herein as "Foreign Subsidiaries") in the nature of Accounts Receivable or notes receivable arising from the sale of goods and services in the ordinary course of business; or (ii) to Foreign Subsidiaries in the nature of Accounts Receivable or notes receivable arising from the sale of goods and services in the ordinary course of business so long as such extensions of credit do not exceed $1,500,000.00 in the aggregate; (d) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business; (e) Investments (other than Investments in the nature of loans or advances) outstanding on the date hereof in Subsidiaries by the Borrower and other Subsidiaries; (f) additional Investments (including, without limitation, through loans and advances) in Subsidiaries existing on the date hereof by the Borrower and other Subsidiaries so long as the sum of: (i) the aggregate amount of such additional Investments; plus (ii) the amount of the Indebtedness guarantied by the Borrower pursuant to Section 6.14 does not exceed $500,000; (g) other Investments outstanding on the date hereof and listed on Schedule 6.11; and (h) other Investments consented to by the Lender in writing.

      (d) Schedule 4.1 attached to the Original Agreement is amended to conform to Schedule 4.1 (Amended 2/00) attached hereto.

      (e) Schedule 4.10 attached to the Original Agreement is amended to conform to Schedule 4.10 (Amended 2/00) attached hereto.

      (f)  Schedule 4.12 attached to the Original Agreement is amended to conform to Schedule 4.12 (Amended 2/00) attached hereto.

      (g) Schedule 4.13 attached to the Original Agreement is amended to conform to Schedule 4.13 (Amended 2/00) attached hereto.

    3.  Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") when, and only when, the Lender shall have received:

      (a) Counterparts of this Amendment executed by the Borrower;

      (b) A certified copy of Resolutions of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance of this Amendment and any other documents provided for in this Amendment;

      (c) A certificate by the Secretary or any Assistant Secretary of Borrower certifying the names of the officers of Borrower authorized to sign this Amendment and any other documents provided for in this Amendment together with a sample of the true signature of such officers;

      (d) Such other documents as the Lender may reasonably request.

    4.  Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender as follows:

      (a) The execution, delivery and performance by the Borrower of this Amendment and any other documents to be executed and/or delivered by the Borrower in connection herewith have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any stockholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower's articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;

      (b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except to the extent that such representations and warranties relate solely to an earlier date;

      (c) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations;

      (d) No Default or Event of Default and no Adverse Event has occurred and is continuing; and

      (e) The Original Agreement as amended by this Amendment and each other Loan Document to which the Borrower is a party are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies.

    5.  Reference to and Effect on the Loan Documents.

      (a) From and after the date of this Amendment, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Original Agreement, and each reference to the "Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby

      (b) Except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document.

    6.  Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys' fees and legal expenses. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrower's paying or omission to pay, such taxes or fees.

    7.  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

    8.  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    9.  Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

    10. Consent.   On the Effective Date, the Lender consents to: (a) the Borrower's formation of its new Subsidiary, Lifecore Biomedical, GmbH, and (b) the Borrower's initial Investment of approximately $100,000.00 therein, and waives the Borrower's compliance with the provisions of the Loan Documents which would otherwise limit, restrict or prohibit the Borrower from forming such Subsidiary or making such Investment. Such consent is limited to the specific consent described above, and is not intended, and shall not be construed, to be a general waiver of any term or provision of the Credit and Security Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above.

LIFECORE BIOMEDICAL, INC.
By:	/s/ DENNIS J. ALLINGHAM
Title:	Executive VP & CFO
U.S. BANK NATIONAL ASSOCIATION
By:	/s/ KIM LEPPANEN
Title:	Vice President

Schedule 4.1—Trade Names, Etc.
to
CREDIT AND SECURITY AGREEMENT
between
US BANK NATIONAL ASSOCIATION ("the Lender")
and
LIFECORE BIOMEDICAL, INC. ("the Borrower")
(Amended 2/00)

Lifecore Biomedical, Inc.
Lifecore Biomedical SpA (Italy)
Orthomatrix, Inc.
Sustain Systems, Inc.
Implant Support Systems, Inc.
Diagnostic, Inc.
Lifecore Biomedical, GmbH

Schedule 4.10—Subsidiaries/Ownership
to
CREDIT AND SECURITY AGREEMENT
between
US BANK NATIONAL ASSOCIATION ("the Lender")
and
LIFECORE BIOMEDICAL, INC. ("the Borrower")
(Amended 2/00)

Lifecore Biomedical SpA (Lifecore Biomedical, Inc. 95%, James W. Bracke 5%)
Sustain Systems, Inc. (Lifecore Biomedical, Inc. 100%)
Implant Support Systems, Inc. (Lifecore Biomedical, Inc. 100%)
Lifecore Biomedical, GmbH (Lifecore Biomedical, Inc. 100%)

Schedule 4.12—Business Locations
to
CREDIT AND SECURITY AGREEMENT
between
US BANK NATIONAL ASSOCIATION ("the Lender")
and
LIFECORE BIOMEDICAL, INC. ("the Borrower")
(Amended 2/00)

Lifecore Biomedical, Inc.
3515 Lyman Boulevard
Chaska, MN 55318-3051
(Mortgagee: Norwest Bank Minnesota, NA)

Lifecore Biomedical SpA
via Pietro Gobetti n. 9
37138 Verona, Italia
(Owner/Lessor: Prof. Vittorio Puchetti—Annamaria Pecchini)

Sustain Systems, Inc.
3515 Lyman Boulevard
Chaska, MN 55318-3051
(Mortgagee: Norwest Bank Minnesota, NA)

Implant Support Systems, Inc.
3515 Lyman Boulevard
Chaska, MN 55318-3051
(Mortgagee: Norwest Bank Minnesota, NA)

Lifecore Biomedical, GmbH

Schedule 4.13—Collateral Locations
to
CREDIT AND SECURITY AGREEMENT
between
US BANK NATIONAL ASSOCIATION ("the Lender")
and
LIFECORE BIOMEDICAL, INC. ("the Borrower")
(Amended 2/00)

Lifecore Biomedical, Inc.
3515 Lyman Boulevard
Chaska, MN 55318-3051
(Mortgagee: Norwest Bank Minnesota, NA)

Lifecore Biomedical SpA
via Pietro Gobetti n. 9
37138 Verona, Italia
(Owner/Lessor: Prof. Vittorio Puchetti—Annamaria Pecchini)

Vital Pharma, Inc.
1006 West 15th Street
Riviera Beach, FL 33404
(contract vendor for INTERGEL Solution)

Lifecore Biomedical, GmbH

Numerous vendors from time to time with respect to ORD raw materials to perform processes such as etching, coating and sterilization.

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AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT AND CONSENT
RECITALS:
Schedule 4.1—Trade Names, Etc. to CREDIT AND SECURITY AGREEMENT between US BANK NATIONAL ASSOCIATION ("the Lender") and LIFECORE BIOMEDICAL, INC. ("the Borrower") (Amended 2/00)
Schedule 4.10—Subsidiaries/Ownership to CREDIT AND SECURITY AGREEMENT between US BANK NATIONAL ASSOCIATION ("the Lender") and LIFECORE BIOMEDICAL, INC. ("the Borrower") (Amended 2/00)
Schedule 4.12—Business Locations to CREDIT AND SECURITY AGREEMENT between US BANK NATIONAL ASSOCIATION ("the Lender") and LIFECORE BIOMEDICAL, INC. ("the Borrower") (Amended 2/00)
Schedule 4.13—Collateral Locations to CREDIT AND SECURITY AGREEMENT between US BANK NATIONAL ASSOCIATION ("the Lender") and LIFECORE BIOMEDICAL, INC. ("the Borrower") (Amended 2/00)